SUPPLEMENT TO THE PROSPECTUS
                                       OF
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.       Evergreen Short-Intermediate Municipal Bond Fund (the "Fund")

         The section in the prospectus entitled "How to Choose the Share Class that Best Suits You" is revised. The table for the Fund in that section under "Class A" should reflect the following changes under the schedule of dealer commissions attributed to all purchases of Class A shares over $1 million:

                        As a % of       As a %       Dealer
Your                   NAV excluding    of your      commission
Investment             sales charge     investment   as a % of NAV

$1,000,000-$2,999,999   0.00%           0.00%        0.50% of the first
                                                     $2,999,999, plus,

$3,000,000 or greater   0.00%           0.00%        0.25% of amounts
                                                     equal to or over $3,000,000



March 15, 2002                                               561195 RV1 (3/02)



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                                               March 15, 2002
VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:       Evergreen Municipal Trust (the "Trust")
          Nos. 333-36033/811-08367

Dear Sir/Madam:

         Pursuant to Rule 497(e) under the Securities Act of 1933, as amended (the "Act"), the supplement to the prospectus that was filed by the Trust on March 15, 2002, accession no. 0000907244-02-000091 contained an incorrect date of March 15, 2001. The attached supplement is filed to correct that error and contains the correct date of March 15, 2002.

     If you have any questions or would like further information, please call me at (617) 210-3687.

                                           Very truly yours,

                                           /s/ Regina Brown

                                           Regina Brown